EXHIBIT 10.3

MORTGAGE NOTE

THIS MORTGAGE NOTE IS NON-NEGOTIABLE

$15,000,000.00                                                                                                October 15, 2008

FOR VALUE RECEIVED, SAYREVILLE SEAPORT ASSOCIATES, L.P., a Delaware limited partnership, ("Borrower") hereby promises to pay to the order of NL Industries, Inc., a New Jersey corporation ("NL Industries") and NL Environmental Management Services, Inc., a New Jersey corporation ("NL Environmental" together with NL Industries and any and all of their successors and assigns and/or any other holder of this Note, collectively, the "Lender"), without offset, in immediately available funds in lawful money of the United States of America, at its offices 5430 LBJ Freeway, Suite 1700, Dallas, TX  75240, or at such other place or places as may hereafter be designated by Lender, the principal sum of FIFTEEN MILLION DOLLARS and No/100 Dollars ($15,000,000.00) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided (the "Loan").

1.       Payment Schedule and Maturity Date.  Principal and interest shall be due and payable during the term of this Note as follows:

(a)       Interest only on the outstanding principal balance of this Note shall be due and payable on the first day of November, 2008 and on the first day of each and every month thereafter to maturity, as the same may be extended as hereinafter more particularly set forth; and

(b)       Unless the maturity of this Note shall be extended as hereinafter more particularly set forth in Section 2 hereof or unless sooner paid, this Note shall mature and the entire principal balance of this Note, together with all accrued and unpaid interest thereon, shall be due and payable on October 10, 2010 (the "Maturity Date").

2.           Extension or Modification of the Note.

(a)           Upon the granting of the twelve (12) month extension option (the "Extension Option") under and pursuant to the terms of Section 2 of those certain Mortgage Notes (collectively, the "Bank Notes") in the aggregate amount of $70,000,000.00, each of even date herewith, given by Borrower to each of Bank of America, N.A. ("Administrative Agent"), the Northern Trust Company ("Northern Trust") and The Provident Bank ("Provident" and Northern Trust together with the Administrative Agent, each individually a "Bank" and collectively, the "Banks"), the Maturity Date of this Note shall be automatically extended (without the necessity of any further documentation) for the same twelve (12) month period, expiring on October 10, 2011.  Except as set forth in this Section 2(a), Lender shall have no obligation to otherwise extend the Maturity Date of this Note.

(b)           Whether or not the extension becomes effective, Borrower shall pay all out-of-pocket costs and expenses incurred by Lender in connection with the proposed extension (pre- and post-closing), including, without limitation, reasonable legal fees, which shall be due and payable promptly upon written demand by Lender, and any failure to pay such amounts shall constitute a Default hereunder.

3.             Security; Loan Documents.  This Note is secured by, among other things, a Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing, dated of even date herewith, executed by Borrower in favor of  Lender covering Borrower's leasehold interest in certain property in the Borough of Sayreville, Middlesex County, New Jersey as more particularly described therein (the "Property"), (such mortgage, as it may have been or may be amended, restated, modified or supplemented from time to time, is herein referred to as the "Mortgage").  This Note and all other documents now or hereafter evidencing, securing, guaranteeing or executed in connection with the Loan, as the same have been or may be amended, restated, modified or supplemented from time to time, are herein sometimes called individually a "Loan Document" and together the "Loan Documents."  This Note is subject to the terms of that certain Intercreditor, Subordination and Standstill Agreement, of even date herewith, by and among Administrative Agent, on behalf of itself and the other Banks, Borrower and Lender (the "Intercreditor Agreement").

4.           Interest Rate.                                (a)           The unpaid principal balance of this Note from day to day outstanding which is not past due, shall bear interest at a fluctuating rate of interest per annum equal to the interest rate set forth in and as determined pursuant to the Bank Notes, as the same may be modified from time to time.  Any and all modification of the Bank Notes regarding the determination of the interest rate shall be binding on Lender and Borrower with respect to this Note without the need for any further documentation.

(b)           Any principal of, and to the extent permitted by applicable law, any interest on this Note, and any other sum payable hereunder, which is not paid when due (after the expiration of any applicable grace and/or cure period provided therefor) shall bear interest, from the date due and payable until paid, payable on demand, at a rate per annum (the "Past Due Rate") equal to four percent (4%) per annum in excess of the interest rate otherwise payable under this Note, including the period following entry of any judgment on or relating to this Note or the other Loan Documents.  Interest on any such judgment shall accrue and be payable at the Past Due Rate, and not at the statutory rate of interest, after judgment, any execution thereon, and until actual receipt by Lender of payment in full of this Note and said judgment.  Interest at the Past Due Rate shall be collectible as part of any judgment hereunder and shall be secured by the Mortgage and the other Loan Documents.  The Past Due Rate shall apply to all sums outstanding under the Loan after a Default and also after entry of a judgment or judgments against Borrower (whether in a mortgage foreclosure action or otherwise).  Said judgment(s) shall bear interest at the Past Due Rate until satisfied in full.  Notwithstanding anything to the contrary in this Note, Borrower shall only be obligated to pay interest at the Past Due Rate if, as and when the Past Due Rate is charged by the Banks under the Bank Notes.

5.           Prepayment.  Except for interest payments as and when due under the Note, there shall be no prepayments of this Note.  Notwithstanding the foregoing, if the Bank Notes are prepaid in whole, the Note shall be prepaid in whole as well.

6.           Late Charges.  If Borrower shall fail to make any payment under the terms of this Note within ten (10) days after the date such payment is due, Borrower shall pay to Lender on demand a late charge equal to four percent (4%) of such payment.  Such ten (10) day period shall not be construed as in any way extending the due date of any payment.  The "late charge" is imposed for the purpose of defraying the expenses incident to handling such delinquent payment.  This charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to any fees and charges of any agents or attorneys which Lender may employ upon the occurrence of a default hereunder, whether authorized herein or by law.

7.           Certain Provisions Regarding Payments.  All payments made as scheduled on this Note shall be applied, to the extent thereof, to late charges, to accrued but unpaid interest, unpaid principal, and any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its sole discretion.  All prepayments on this Note shall be applied, to the extent thereof, to accrued but unpaid interest on the amount prepaid, to the remaining principal installments, and any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its sole discretion, including but not limited to application to principal installments in inverse order of maturity.  Except to the extent that specific provisions are set forth in this Note or another Loan Document with respect to application of payments, all payments received by Lender with respect to the Loan shall be applied, to the extent thereof, to the indebtedness secured by the Mortgage in such manner and order as Lender may elect in its sole discretion, any instructions from Borrower or anyone else to the contrary notwithstanding.  Remittances in payment of any part of the indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in immediately available U.S. funds and shall be made without offset, demand, counterclaim, deduction, or recoupment (each of which is hereby waived) and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.  Acceptance by the holder hereof of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only, notwithstanding any notation on or accompanying such partial payment to the contrary, and shall not in any way excuse the existence of a Default.

8.           Defaults.                      (a)           It shall be a default ("Default") under this Note if (i) any principal, interest or other amount of money due under this Note is not paid in full within ten (10) days after the date as and when due, regardless of how such amount may have become due; (ii) any covenant, agreement or condition herein (other than one involving the payment of money) is not fully and timely performed, observed or kept and such failure remains uncured for more than thirty (30) days after written notice thereof shall have been sent by Lender to Borrower, unless the nature of the failure is such that (X) it cannot be cured within the thirty (30) day period, (Y) Borrower institutes corrective action within the thirty (30) day period, and (Z) Borrower diligently pursues such action until the failure is remedied and completes the cure thereof within a period of an additional thirty (30) days; (iii) there shall occur any default or event of default under the Mortgage (or any of the NL Loan Documents as defined in the Mortgage) which default or event of default remains uncured beyond any applicable grace and/or cure period provided therefor; (iv) there shall occur any "Default" under and as defined in any of the Bank Loan Documents (as such term is defined in the Intercreditor Agreement) which Default remains uncured beyond any applicable notice, grace and/or cure period provided for thereunder and Administrative Agent has exercised on behalf of itself and the other Banks any remedies provided for as a result thereof; (v) if Borrower or any partner of borrower (including without limitation J. Brian O’Neill) is declared bankrupt or files for bankruptcy protection or (vi) the death of J. Brian O’Neill.  Upon the occurrence of a Default, which remains uncured, except as otherwise set forth herein or in the Intercreditor Agreement, Lender shall have the right to declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts due hereunder and under the other Loan Documents, at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its or their other rights, powers and remedies under this Note, under any other Loan Document, or at law or in equity.  Notwithstanding anything to the contrary contained herein, so long as any of the Bank Notes remain outstanding and until such time as all Indebtedness (as such term is defined under that certain Loan Agreement, dated as of even date herewith, by and among the Banks and Borrower) has been paid in full and satisfied, Lender shall not exercise any rights, remedies or powers hereunder and shall act only in accordance with the terms of the Intercreditor Agreement.

(b)           All of the rights, remedies, powers and privileges (together, "Rights") of Lender provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other Rights at law or in equity.  The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right.  No single or partial exercise of any Right shall exhaust it, or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time.  No failure by Lender to exercise, nor delay in exercising any Right, including but not limited to the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of any Right.  Without limiting the generality of the foregoing provisions, the acceptance by Lender from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Lender to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

(c)           If any holder of this Note retains an attorney in connection with any Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy, arbitration or other proceeding, or if Borrower sues any holder of this Note in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to such holder, in addition to principal, interest and any other sums owing to Lender hereunder and under the other Loan Documents, all reasonable costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including, without limitation, reasonable attorneys' fees and expenses, investigation costs and all court costs, whether or not suit is filed hereon, whether before or after the maturity date of this Note, or whether in connection with bankruptcy, insolvency or appeal, or whether collection is made against Borrower or any guarantor or endorser or any other person primarily or secondarily liable hereunder.

9.           Commercial Purpose.  Borrower warrants that the Loan is being made solely to acquire or carry on a business or commercial enterprise, and/or Borrower is a business or commercial organization.  Borrower further warrants that all of the proceeds of this Note shall be used for commercial purposes and stipulates that the Loan shall be construed for all purposes as a commercial loan, and is made for other than personal, family, household or agricultural purposes.

10.           WAIVER OF JURY TRIAL.  BORROWER AND LENDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH BORROWER AND LENDER MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO, THIS NOTE, THE MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS.  IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTION OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.  THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER, AND BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

11.           Intentionally Omitted.

12.           Intentionally Omitted.

           13.           Successors and Assigns.  The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties.  The foregoing sentence shall not be construed to permit (a) Borrower to assign the Loan or (b) Lender, except as provided for under the Intercreditor Agreement, to assign, transfer, endorse, pledge or encumber this Note.

           14.           General Provisions.  Time is of the essence with respect to Borrower's obligations under this Note.  If more than one person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby.  Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document  or which are otherwise required by law and which are not waivable), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the State of New Jersey and venue in the city or county in which payment is to be made as specified in Section 1 of this Note, for the enforcement of any and all obligations under this Note and the Loan Documents; (f) waive the benefit of all homestead and similar exemptions as to this Note; (g) agree that their liability under this Note shall not be affected or impaired by any determination that any security interest or lien taken by Lender to secure this Note is invalid or unperfected; (h) waive all errors, defects and imperfections whatsoever of a procedural nature in the entering of any judgment on this Note or any process or proceedings relating thereto; and (i) hereby subordinate any and all rights against Borrower and any of the security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full.  A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.  Except as provided herein with respect to the amendment, modification or extension of the Bank Notes, this Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought.  Lender is hereby authorized to disseminate any information it now has or hereafter obtain pertaining to the Loan, including, without limitation, any security for this Note and credit or other information on Borrower, any of its principals and any guarantor of this Note, to any actual or prospective assignee or participant with respect to the Loan, to any of Lender's affiliates and to any other parties as necessary or appropriate in Lender's reasonable judgment.  Captions and headings in this Note are for convenience only and shall be disregarded in construing it.  THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY NEW JERSEY LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

           15.           Notices.  Except as otherwise provided herein, all notices, and other communications required or which any party desires to give under this Note or any other Loan Document shall be in writing.  Unless otherwise specifically provided in such other Loan Document, all such notices and other communications shall be deemed sufficiently given or furnished if delivered by personal delivery, by courier, by registered or certified United States mail, postage prepaid, or by facsimile (with a confirmatory duplicate copy sent by first class United States mail), addressed to the party to whom directed, at the addresses set forth herein (unless changed by similar notice in writing given by the particular party whose address is to be changed).  Any such notice or communication shall be deemed to have been given and received either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided, however, that service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met.  Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt.  This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

Notice Address for Borrower:

c/o O'Neill Properties Group, L.P.
2701 Renaissance Boulevard, 4th Floor
King of Prussia, Pennsylvania  19406
Attn:
Fax No.:

with copy to:

c/o Macartney, Mitchell & Campbell, LLC
2701 Renaissance Boulevard, 4th Floor
King of Prussia, Pennsylvania 19406
Attn:  Sean E. Mitchell, Esq.
Fax No.  215-754-4217

Notice Address for Lender:
NL Industries, Inc.
5430 LBJ Freeway
Suite 1700
Dallas, TX  75240
Attention:  General Counsel

with a copy to:

Christopher R. Gibson, Esq.
Archer & Greiner, P.C.
One Centennial Square
Haddonfield, NJ  08033

16           No Usury. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents.  If applicable state or federal law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Lender's exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender’s express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and all other indebtedness and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder.  All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the maximum lawful rate from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

SIGNATURE OF BORROWER ON FOLLOWING PAGE

IN WITNESS WHEREOF, Borrower has duly executed this Note under seal as of the date first above written.

WITNESS/ATTEST:                                                                           BORROWER:

SAYREVILLE SEAPORT ASSOCIATES, L.P.,
a Delaware limited partnership

By:	Sayreville Seaport Associates Acquisition Company, LLC,
a Delaware limited liability company, its general partner

By:                                                                 (SEAL)
Name:
Title:

COMMONWEALTH OF PENNSYLVANIA, COUNTY OF ________________, TO WIT:

I HEREBY CERTIFY, that on this ______ day of _______________, 2008, before me, the undersigned Notary Public of said State, personally appeared _____________, who acknowledged himself to be the __________________ of Sayreville Seaport Associates Acquisition Company, LLC, a Delaware limited liability company and the general partner of Sayreville Seaport Associates, L.P., a Delaware limited partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Vice President of said limited liability company by signing the name of the limited liability company by himself as Vice President.

WITNESS my hand and Notary Seal.

_____________________________
Notary Public

My Commission Expires: